Exhibit 10.27

FIRST AMENDMENT TO SUBLEASE AGREEMENT

THIS FIRST AMENDMENT TO SUBLEASE AGREEMENT (hereinafter referred to as this “Amendment”) is made effective as of March 15, 2021 (the “Effective Date”) by and between Ingredion Incorporated, a Delaware corporation (“Sublandord”), and Viveve Medical, Inc., a Delaware corporation (“Subtenant”).

WITNESSETH:

WHEREAS, Sublandord and Subtenant are party to that certain Sublease Agreement, dated as of January 26, 2017 (the “Sublease”, as may be further amended or modified from time to time), pursuant to which Sublandord subleases to Subtenant certain premises consisting of approximately 12,303 rentable square feet with a common address of 345 Inverness Drive South, Building B, Suite 250, Englewood, Colorado 80112, as more particularly described in the Sublease (the “Subleased Premises”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Sublease.

WHEREAS, the Term is scheduled to expire on May 31, 2021 and Sublandord and Subtenant desire to extend the Term for an additional thirty-four (34) full calendar months from such expiration date and to amend the terms and conditions of the Sublease as hereinafter provided.

AGREEMENT:

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, and the mutual covenants set forth herein, the parties hereto agree as follows:

1.    Extension of Term. The Term is hereby extended for a period of thirty-four (34) full calendar months, commencing as of June 1, 2021 (the “Extended Term Commencement Date”) and expiring on March 31, 2024 (the “Extended Term”). From and after the date hereof, the “Term” shall be deemed to include the Extended Term.

2.    Rent

(a)    Gross Rent Schedule. Effective as of the Extended Term Commencement Date, the monthly gross Rent for the Subleased Premises payable by Subtenant to Sublandord during the Extended Term is as follows:

From:	To:	Gross Rent (per month)
June 1, 2021	May 31, 2022	$21,027.88
June 1, 2022	May 31, 2023	$21,643.03
June 1, 2023	March 31, 2024	$22,258.18

Except as otherwise set forth in this Amendment, all other terms and conditions with respect to the payment of any other sums due and payable by Subtenant under the Sublease shall remain as set forth thereunder.

(b)    Rent Abatement Period. Notwithstanding the foregoing subsection (a), Subtenant’s obligation to pay gross Rent shall be conditionally abated as follows (the “Rent Abatement Period”):

From:	To:	Gross Rent (per month)	Gross Rent Abated (per month)	Gross Rent Due and Payable (per month)
June 1, 2021	June 30, 2021	$21,027.88	$21,027.88	$0.00

During the Rent Abatement Period, Subtenant’s obligation to pay any and all other charges pursuant to the terms of the Sublease shall continue in full force and effect without abatement of any kind. The abatement of gross Rent described above is expressly conditioned on Subtenant’s performance of its obligations under the Sublease throughout the Term. If there is default under the Sublease and such default leads to the enforcement of any remedies against Subtenant (including the termination of the Sublease prior to the expiration of the Term), then Subtenant shall immediately pay to Sublandlord on demand, in addition to all other amounts and damages to which Sublandlord is entitled, the amount of gross Rent which would otherwise have been due and payable during any portion of the Rent Abatement Period.

3.	AS-IS Condition; Sublandord’s Work.

(a)     AS-IS Condition. Subtenant hereby acknowledges and agrees that it has accepted the Subleased Premises as of the date hereof, and will continue to accept the Subleased Premises as of the Extended Term Commencement Date, in AS-IS, WHERE-IS condition without any representation or warranty of any kind made by Sublandord in favor of Subtenant.

(b)    Sublandord’s Work. Notwithstanding the foregoing subsection (a), Sublandord shall complete the work set forth on Exhibit A attached hereto in accordance with the terms and conditions set forth on such exhibit.

4.    Notice. Notwithstanding anything to the contrary, the parties’ addresses for notice shall be as follows:

Subtenant: Viveve Medical, Inc. Attn: Jim Robbins 345 Inverness Drive South Building B, Suite 250 Englewood, CO 80112 JRobbins@viveve.com

Sublandord:

Ingredion Incorporated

345 Inverness Drive South

Building B, Suite 200

Englewood, CO 80112

Attn: Adams Berzins

With a copy to:

Ingredion Incorporated

5 Westbrook Corporate Center

Westchester, IL 60154

Attn: General Counsel

Either party may by notice given aforesaid change its address for all subsequent notices.

5.    Limitation of Liability. Any obligation or liability whatsoever of Sublandord which may arise at any time under the Sublease or any obligation or liability which may be incurred by it pursuant to any other instrument, transaction, or undertaking contemplated hereby shall not be personally binding upon, nor shall resort for the enforcement thereof be had to the property of, its trustees, directors, shareholders, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort, or otherwise.

6.    Additional Changes. Effective as of the date hereof, Section 7 of the Sublease is hereby deemed null and void and of no further force and effect.

7.    OFAC. Subtenant hereby represents and warrants that, to the best of its knowledge, neither Subtenant, nor any persons or entities holding any legal or beneficial interest whatsoever in Subtenant, are (i) the target of any sanctions program that is established by Executive Order of the President or published by the Office of Foreign Assets Control, U.S. Department of the Treasury (“OFAC”); (ii) designated by the President or OFAC pursuant to the Trading with the Enemy Act, 50 U.S.C. App. § 5, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06, the Patriot Act, Public Law 107-56, Executive Order 13224 (September 23, 2001) or any Executive Order of the President issued pursuant to such statutes; or (iii) named on the following list that is published by OFAC: “List of Specially Designated Nationals and Blocked Persons.” If the foregoing representation is untrue at any time during the Term, a default will be deemed to have occurred, without the necessity of notice to the defaulting party.

8.    Brokers. Subtenant represents and warrants to Sublandlord that Subtenant was not represented by any broker or agent with respect to this Sublease except Colliers International ("Subtenant's Broker''). Sublandlord represents and warrants to Subtenant that Sublandlord was not represented by any broker or agent with respect to this Sublease other than Cushman & Wakefield ("Sublandlord's Broker''). Subtenant and Sublandlord each agree to indemnify and hold harmless the other party against any loss, expense, cost or liability incurred by such party as a result of any claims by brokers other than Subtenant's Broker and Sublandlord's Broker.

9.    No Offer. Submission of this Amendment by Sublandord is not an offer to enter into this Amendment, but rather is a solicitation for such an offer by Subtenant. Sublandord shall not be bound by this Amendment until Sublandord and Subtenant have fully executed and delivered this Amendment.

10.    Authority. Subtenant represents and warrants to Sublandord that Subtenant has been and is qualified to do business in the state in which the Subleased Premises is located, that the entity has the full right and authority to enter into this Amendment, and that all persons signing on behalf of the entity were authorized to do so by appropriate actions.

11.    Severability. If any clause or provision of this Amendment is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Amendment shall not be affected thereby. It is also the intention of the parties to this Amendment that in lieu of each clause or provision of this Amendment that is illegal, invalid or unenforceable, there be added, as a part of this Amendment, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

12.    Counterparts and Delivery. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Amendment. Execution copies of this Amendment may be delivered by facsimile or email, and the parties hereto agree to accept and be bound by facsimile signatures or scanned signatures transmitted via email hereto, which signatures shall be considered as original signatures with the transmitted Amendment having the binding effect as an original signature on an original document. Notwithstanding the foregoing, Subtenant shall, upon Sublandord’s request, deliver original copies of this Amendment to Sublandord at the address set forth in such request. Neither party may raise the use of a facsimile machine or scanned document or the fact that any signature was transmitted through the use of a facsimile machine or email as a defense to the enforcement of this Amendment.

13.    Conflict; Ratification. Insofar as the specific terms and provisions of this Amendment purport to amend or modify or are in conflict with the specific terms, provisions and exhibits of the Sublease, the terms and provisions of this Amendment shall govern and control. Sublandord and Subtenant hereby agree that (a) this Amendment is incorporated into and made a part of the Sublease, (b) any and all references to the Sublease hereinafter shall include this Amendment, and (c) the Sublease, and all terms, conditions and provisions of the Sublease, are in full force and effect as of the date hereof, except as expressly modified and amended hereinabove.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly authorized, executed and delivered as of the day and year first set forth above.

SUBTENANT: VIVEVE MEDICAL, INC., a Delaware corporation		SUBLANDLORD: INGREDION INCORPORATED, a Delaware corporation

By:	/s/ Scott Durbin	By:	/s/ E Yildiz
Name:	Scott Durbin	Name:	M. Erhan Yildiz
Its:	Chief Executive Officer	Its:	Sr. Director, Technical Services

EXHIBIT A

SUBLANDLORD’S WORK

(a)    Sublandlord’s Work. Sublandlord agrees to perform or cause to be performed that certain construction, repair, maintenance, or those certain improvements to the Subleased Premises as specified below (the “Sublandlord’s Work”), without warranty and using Sublandlord’s standard building materials and finishes:

1.	The work generally described in Exhibit B attached hereto.

(b)    Substantial Completion. Sublandlord agrees to use commercially reasonable efforts to Substantially Complete (as hereinafter defined) the Sublandlord’s Work by the date that is seven (7) months from the Effective Date, subject to extensions for force majeure and any Subtenant caused delays (including, without limitation, Subtenant’s failure to provide Sublandlord with reasonable access to the Subleased Premises to undertake the Sublandlord’s Work); provided, however, Subtenant acknowledges and agrees that Sublandlord makes no guaranty or warranty of Substantial Completion by such date. The Sublandlord’s Work shall be deemed substantially completed (“Substantially Completed” or “Substantial Completion”) when, in the opinion of the construction manager (whether an employee or agent of Sublandlord or a third party construction manager, the “Construction Manager”), the Sublandlord’s Work is substantially completed except for punch list items which do not prevent in any material way the use of the Subleased Premises for the purposes for which they were intended. In the event Subtenant, its employees, agents, or contractors cause, directly or indirectly, the construction or completion of the Sublandlord’s Work to be delayed, then the date of Substantial Completion shall be deemed to be the date that, in the opinion of the Construction Manager, Substantial Completion would have occurred if such delays or impairments had not taken place. Without limiting the foregoing, Subtenant shall be solely responsible for delays caused by Subtenant’s request for any changes in the plans, Subtenant’s request for long lead items, Subtenant’s failure to provide Sublandlord with reasonable access to the Subleased Premises to undertake the Sublandlord’s Work, and/or Subtenant’s interference with the construction of the Sublandlord’s Work, and such delays shall not entitle Subtenant to any abatement of rent or other rights of any kind. Substantial Completion is only material for purposes of determining the completion of the Sublandlord’s Work and has no impact whatsoever on the Extended Term Commencement Date and/or Subtenant’s other obligations under the Sublease, including, without limitation, the obligation to pay rent. In no event shall Sublandlord have any obligation for any defects in the Subleased Premises or any limitation on its use.

(c)    Access. From and after the date of execution of this Amendment, Subtenant shall provide Sublandlord with all necessary access to the Subleased Premises, and shall cooperate with Sublandlord in all respects, to undertake and complete the Sublandlord’s Work, it being understood that Subtenant shall not be entitled to any abatement of rent or claims of any kind against Sublandlord in connection with any inconvenience or accommodations which are required by Sublandlord, or in connection with any interference with Subtenant’s business operations or damage to any of Subtenant’s property, as part of the completion of the Sublandlord’s Work. Subtenant, at its sole cost and expense and prior to the commencement of the Sublandlord’s Work, shall promptly remove all personal property, trade fixtures, equipment, office furniture and/or other similar items, if any, as may be required by Sublandlord for Sublandlord to undertake and complete the Sublandlord’s Work.

EXHIBIT B

DESCRIPTION OF SUBLANDLORD’S WORK

(See attached)

Tolin Mechanical
Building Efficiency and Sustainability
A Service Logic Company

Ingredeaon Viveve HVAC Control Improvement

Presented to:

Ingredion
Developing ideas. Delivering solutions.™

Presented by:

Tolin Mechanical
Building Efficiency and Sustainability
A Service Logic Company

February 26, 2021

BigArmer Electric LLC
303-524-0940

14995 W 54th Ave
Golden, Colorado
80403
United States

Prepared For	Estimate Date	Estimate Number
Vanessa Viveve 345 Inverness Drive South Building B, Suite 250 Englewood, CO 80112	10/02/2019	0000178

Description	Rate	Qty	Line Total
Option 2: New 60 Amp panel/service install. 3 new circuits and breakers each, to existing boxes.	$3,449.40	1	$3,449.40

Subtotal	3,449.40
Tax	0.00
Estimate Total (USD)	$3,449.40

Terms

Bigarmer Electric LLC guarantees all work for a period of 1 year. Excluding material that is warrantied by manufacturer.

Tolin Mechanical
Building Efficiency and Sustainability
A Service Logic Company

Job Number	Registered Quotation Number	Presentation Date	Page Number
	Q-12-2020-204185	February 24, 2021	2 of 6

By and Between

Contractor
Tolin Mechanical Systems Company, LLC
12005 East 45th Ave
Denver, Colorado 80239

Customer
Ingredion Incorporated
345 Inverness Drive S, Bldg B, Suite 200
Englewood, Colorado 80112

PROJECT LOCATION:

Ingredion
algreens
Services

345 Inverness Drive South, Bldg B, Suite 200, Englewood, Colorado 80112

PROJECT DESCRIPTION:

Ingredeaon Viveve HVAC Control Improvement

We are pleased to offer our proposal to provide and install controls hardware to integrate RTU 11 onto the existing automation system and provide additional wall sensors to control the two RTUs shared by the two spaces better. Please see the scope of work below.

TolinMechanical
Building Efficiency and Sustainability
A Service Logic Company

Job Number	Registered Quotation Number	Presentation Date	Page Number
	Q-12-2020-204185	February 24, 2021	3 of 6

Scope of Work:

- Provide use tax for new equipment and materials
- Provide and install one (1) new LON Based Controller for RTU11.
- Provide labor to connect to existing automation system.
- Provide labor to integrate on to existing system with graphics changes.
  - Afterwards, all the RTUs, RTU1-RTU18 will be on the front end below.
- To improve temperature control, provide four (4) new wall sensors, mounted in the locations shown below, to provide better feed back to the unit how it should operate.
  - Provide Spyder or other controller to provide RTU feedback on which sensor to respond to, based on space sensor feedback.

- Provide one-year warranty on materials, and installation craftsmanship

OUR PROPOSAL EXCLUDES THE FOLLOWING:

- Providing equipment, materials, and labor for work not detailed in this project's scope of work

Tolin Mechanical
Building Efficiency and Sustainability
A Service Logic Company

Job Number	Registered Quotation Number	Presentation Date	Page Number
	Q-12-2020-204185	February 24, 2021	4 of 6

- Providing labor after our normal business hours 7:30 a.m. to 4:30 p.m. M – F
- Engineering
- Permit or permit fees

OUR PRICE FOR THIS SCOPE OF WORK IS.. $ 9,952

"This Agreement is the property of Tolin and is provided for the Customer's use only. Tolin guarantees the price stated in this Agreement for thirty (30) days from the proposal date."

Tolin Mechanical Systems Company	**Ingredeaon**
[signature]	[signature]
Signature	Signature
Dave Joslyn, VP of Sales and Engineering	M.ERHAN YILDIZ, SR. DIRECTOR
Print Name and Title	Print Name and Title
February 26, 2021	3/15/2021
Date	Date

cc:file

TolinMechanical
Building Efficiency and Sustainability
A Service Logic Company

Job Number	Registered Quotation Number	Presentation Date	Page Number
	Q-12-2020-204185	February 24, 2021	5 of 6

CONTRACT AGREEMENT - TERMS AND CONDITIONS

1. TERMS: IF THIS CONTRACT INVOLVES THE PURCHASE OF MATERIALS AND EQUIPMENT ONLY, THE PURCHASE PRICE SHALL BE PAYABLE AT THE TIME OF DELIVERY OF THE MATERIALS AND/OR EQUIPMENT; IF THIS CONTRACT INVOLVES LABOR OR LABOR AND MATERIALS AND EQUIPMENT, PROGRESS BILLINGS WILL BE SUBMITTED COVERING MATERIALS AND EQUIPMENT DELIVERED TO THE JOB SITE OR STORED IN ACCEPTABLE STORAGE FOR DELIVERY TO THE JOB SITE. THIS PROGRESS BILLING WILL ALSO INCLUDE LABOR WHICH HAS BEEN EXPENDED ON THE JOB OR DIRECTLY CONCERNED WITH THE JOB. THIS PROGRESS BILLING AMOUNT WILL BE DUE TEN DAYS AFTER BILLING DATE. FOR JOBS WHICH REQUIRE RETENTION, A RETENTION AMOUNT OF FIVE PERCENT WILL BE WITHHELD. IT WILL BECOME DUE AND PAYABLE AT THE COMPLETION OF TOLIN'S PORTION OF THE PROJECT.

2. Title to the materials and equipment shall remain with Tolin until the customer has paid the total price in full, and if the customer should fail to make any payment to Tolin as the same becomes due or the customer fails to perform any other obligation under this contract, Tolin may take possession of the materials and equipment and take whatever other action it deems appropriate.

3. Tolin warrants that its labor and installation shall be done in a good and workmanlike manner and shall be free from defects for a period of one year after completion of the installation. Tolin warrants that all equipment and materials furnished will be new unless otherwise specified in this contract, and that Tolin has good title thereto. Tolin does not warrant the quality of the equipment and materials furnished in any respect and the customer's remedy for defects in the equipment and materials shall be against Tolin's suppliers or the manufacturers of the materials and equipment. Tolin will deliver all manufacturers' written warranties to the customer upon completion of installation. UNDER NO CIRCUMSTANCES WILL TOLIN BE RESPONSIBLE FOR LOSS OF USE, LOSS OF PROFITS, INCREASED OPERATING OR MAINTENANCE EXPENSE, CLAIMS OF CUSTOMERS, TENANTS, OR CLIENTS, OR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES.

4. Once the equipment and materials have been delivered to the job site, the Customer assumes all risk of damage to same, by any cause, except that brought about by the negligence of Tolin and its employees. The customer shall carry All Risk Property Insurance to the full value of the materials and equipment and name Tolin as an Additional Insured to the extent of its interest.

The Customer shall be responsible for purchasing and maintaining such liability insurance as will protect him against claims which may arise from operations under the Contract. The Customer must provide Tolin a Certificate of Insurance providing General Liability and Independent Contractors Liability with minimum limits of $500,000.00 per occurrence for Bodily Injury and Property Damage.

5. Tolin will maintain General Liability and Workers' Compensation Insurance protecting it against claims which may arise from operations under the contract.

6. Tolin will make delivery or installation, when provided herein, within a reasonable time after this contract is entered into, but it will not be responsible for delays caused by unavailability of machinery, equipment, materials or parts, shipper's delays, strikes, lockouts, restrictions imposed by civil or military authority, priority regulation of some governmental body, insurrection or riot, or any other cause beyond Tolin's control. If a time for performance is stated in this agreement, it shall be deemed to be an estimate only.

If Tolin is required to make some installation under this contract, the customer shall be responsible for putting the premises in a satisfactory condition including furnishing electric power, light, heat, and water so that installation can start promptly and be completed efficiently.

7. If Tolin shall fail to perform any of its obligations under this contract and fails to perform after the customer gives Tolin ten (10) days written notice of the specific deficiencies, the customer may have someone else complete the performance but Tolin's liability shall be limited to what it reasonably costs the customer to obtain completion of Tolin's obligations under this contract. If Tolin fails to perform any of its obligations under this contract, the customer, at customer's option, and without being required to do so, may cancel this contract by giving Tolin ten (10) days written notice.

Tolin Mechanical
Building Efficiency and Sustainability
A Service Logic Company

Job Number	Registered Quotation Number	Presentation Date	Page Number
	Q-12-2020-204185	February 24, 2021	6 of 6

8. If the Project is stopped for a period of thirty (30) days under an order of any court or other public authority having jurisdiction, or as a result of an act of government, such as a declaration of a national emergency making materials unavailable, through no act or fault of Tolin or if the Project should be stopped for a period of thirty (30) days by Tolin for the customer's failure to make payment thereon as provided in Paragraph 1, then Tolin may upon seven (7) days written notice to the customer terminate this agreement and immediately recover from the customer payment for all work to date and for any proven loss sustained upon any materials, equipment, tools, construction equipment and machinery, including reasonable profit and damages.

9. In the event either party must commence a legal action in order to enforce any rights under this contract, the successful party shall be entitled to all court costs and reasonable attorney's fees as determined by the court for prosecuting or defending the claim as the case might be.

10. The Customer shall not leave any of the equipment or systems furnished or installed by Tolin in operation until the customer has approved and accepted same and paid Tolin the price in full.

11. Any written notice required under this contract may be delivered personally to the other party or mailed as certified mail, return receipt requested, to the other party's address as it appears in this agreement or as given to the other party by written notice during the terms of this contract.

12. To the fullest extent permitted by law, Customer shall indemnify and hold harmless Tolin, its agents and employees from and against all claims, damages, losses and expenses, including but not limited to attorney's fees, arising out of or resulting from the performance of work hereunder, provided that such claim, damage, loss or expense is caused in whole or in part by any active or passive act or omission of Customer, anyone directly or indirectly employed by Customer, or anyone for whose acts Customer may be liable, regardless of whether it is caused in part by the negligence of Tolin.

By signing the below line, you are confirming that you have read and understand this paragraph and that you agree to the Terms and Conditions listed above.

Signature: [signature] Date: 3/15/2021

Tolin Mechanical
Building Efficiency and Sustainability
A Service Logic Company

Ingredion Exhaust Fan-1 Extension

Presented to:

Ingredion
Developing ideas. Delivering solutions.™

Presented by:

Tolin Mechanical
Building Efficiency and Sustainability
A Service Logic Company

February 24, 2021

Tolin Mechanical
Building Efficiency and Sustainability
A Service Logic Company

Job Number	Registered Quotation Number	Presentation Date	Page Number
	Q-12-2020-204185	February 24, 2021	2 of 5

By and Between

Contractor
Tolin Mechanical Systems Company, LLC
12005 East 45th Ave
Denver, Colorado 80239

Customer
Ingredion Incorporated
345 Inverness Drive S, Bldg B, Suite 200
Englewood, Colorado 80112

PROJECT LOCATION:

Ingredion
Services

345 Inverness Drive South, Bldg B, Suite 200, Englewood, Colorado 80112

PROJECT DESCRIPTION:

Ingredion Exhaust Fan-1 Extension

We are pleased to offer our proposal to provide and install an exhaust fan extension solution to the existing kitchen test hood exhaust fan located at the facility in the picture above. Please see the scope of work below.

U.S. GREEN BUILDING COUNCIL MEMBER

ENERGY STAR PARTNER

Tolin Mechanical
Building Efficiency and Sustainability
A Service Logic Company

Job Number	Registered Quotation Number	Presentation Date	Page Number
	Q-12-2020-204185	February 24, 2021	3 of 5

Scope of Work:

- Provide use tax for new equipment and materials
- Provide labor to disconnect and extend electrical service to the exhaust fan
- Provide labor and materials to install one (1) 24" curb extension and one (1) wind band extension to the existing exhaust fan to help alleviate odor transfer into RTU intakes
- Provide equipment startup and commissioning to ensure proper operation
- Provide one-year warranty on materials, and installation craftsmanship

OUR PROPOSAL EXCLUDES THE FOLLOWING:

- Providing equipment, materials, and labor for work not detailed in this project's scope of work
- Providing labor after our normal business hours 7:30 a.m. to 4:30 p.m. M – F
- Engineering
- Permit or permit fees

OUR PRICE FOR THIS SCOPE OF WORK IS.. $ 5,085.00

"This Agreement is the property of Tolin and is provided for the Customer's use only. Tolin guarantees the price stated in this Agreement for thirty (30) days from the proposal date."

Tolin Mechanical Systems Company, LLC	**Ingredion Inc.**
James Pachorek	[signature]
Signature	Signature
James Pachorek, Project Sales Engineer	M. ERHAN YILDIZ, SR. DIRECTOR
Print Name and Title	Print Name and Title
February 24, 2021	3/15/2021
Date	Date

TolinMechanical
Building Efficiency and Sustainability
A Service Logic Company

Job Number	Registered Quotation Number	Presentation Date	Page Number
	Q-12-2020-204185	February 24, 2021	4 of 5

CONTRACT AGREEMENT - TERMS AND CONDITIONS

1. TERMS: IF THIS CONTRACT INVOLVES THE PURCHASE OF MATERIALS AND EQUIPMENT ONLY, THE PURCHASE PRICE SHALL BE PAYABLE AT THE TIME OF DELIVERY OF THE MATERIALS AND/OR EQUIPMENT; IF THIS CONTRACT INVOLVES LABOR OR LABOR AND MATERIALS AND EQUIPMENT, PROGRESS BILLINGS WILL BE SUBMITTED COVERING MATERIALS AND EQUIPMENT DELIVERED TO THE JOB SITE OR STORED IN ACCEPTABLE STORAGE FOR DELIVERY TO THE JOB SITE. THIS PROGRESS BILLING WILL ALSO INCLUDE LABOR WHICH HAS BEEN EXPENDED ON THE JOB OR DIRECTLY CONCERNED WITH THE JOB. THIS PROGRESS BILLING AMOUNT WILL BE DUE TEN DAYS AFTER BILLING DATE. FOR JOBS WHICH REQUIRE RETENTION, A RETENTION AMOUNT OF FIVE PERCENT WILL BE WITHHELD. IT WILL BECOME DUE AND PAYABLE AT THE COMPLETION OF TOLIN'S PORTION OF THE PROJECT.

2. Title to the materials and equipment shall remain with Tolin until the customer has paid the total price in full, and if the customer should fail to make any payment to Tolin as the same becomes due or the customer fails to perform any other obligation under this contract, Tolin may take possession of the materials and equipment and take whatever other action it deems appropriate.

3. Tolin warrants that its labor and installation shall be done in a good and workmanlike manner and shall be free from defects for a period of one year after completion of the installation. Tolin warrants that all equipment and materials furnished will be new unless otherwise specified in this contract, and that Tolin has good title thereto. Tolin does not warrant the quality of the equipment and materials furnished in any respect and the customer's remedy for defects in the equipment and materials shall be against Tolin's suppliers or the manufacturers of the materials and equipment. Tolin will deliver all manufacturers' written warranties to the customer upon completion of installation. UNDER NO CIRCUMSTANCES WILL TOLIN BE RESPONSIBLE FOR LOSS OF USE, LOSS OF PROFITS, INCREASED OPERATING OR MAINTENANCE EXPENSE, CLAIMS OF CUSTOMERS, TENANTS, OR CLIENTS, OR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES.

4. Once the equipment and materials have been delivered to the job site, the Customer assumes all risk of damage to same, by any cause, except that brought about by the negligence of Tolin and its employees. The customer shall carry All Risk Property Insurance to the full value of the materials and equipment and name Tolin as an Additional Insured to the extent of its interest.

The Customer shall be responsible for purchasing and maintaining such liability insurance as will protect him against claims which may arise from operations under the Contract. The Customer must provide Tolin a Certificate of Insurance providing General Liability and Independent Contractors Liability with minimum limits of $500,000.00 per occurrence for Bodily Injury and Property Damage.

5. Tolin will maintain General Liability and Workers' Compensation Insurance protecting it against claims which may arise from operations under the contract.

6. Tolin will make delivery or installation, when provided herein, within a reasonable time after this contract is entered into, but it will not be responsible for delays caused by unavailability of machinery, equipment, materials or parts, shipper's delays, strikes, lockouts, restrictions imposed by civil or military authority, priority regulation of some governmental body, insurrection or riot, or any other cause beyond Tolin's control. If a time for performance is stated in this agreement, it shall be deemed to be an estimate only.

If Tolin is required to make some installation under this contract, the customer shall be responsible for putting the premises in a satisfactory condition including furnishing electric power, light, heat, and water so that installation can start promptly and be completed efficiently.

7. If Tolin shall fail to perform any of its obligations under this contract and fails to perform after the customer gives Tolin ten (10) days written notice of the specific deficiencies, the customer may have someone else complete the performance but Tolin's liability shall be limited to what it reasonably costs the customer to obtain completion of Tolin's obligations under this contract. If Tolin fails to perform any of its obligations under this contract, the customer, at customer's option, and without being required to do so, may cancel this contract by giving Tolin ten (10) days written notice.

U.S. GREEN BUILDING COUNCIL MEMBER

ENERGY STAR PARTNER

Tolin Mechanical
Building Efficiency and Sustainability
A Service Logic Company

Job Number	Registered Quotation Number	Presentation Date	Page Number
	Q-12-2020-204185	February 24, 2021	5 of 5

8. If the Project is stopped for a period of thirty (30) days under an order of any court or other public authority having jurisdiction, or as a result of an act of government, such as a declaration of a national emergency making materials unavailable, through no act or fault of Tolin or if the Project should be stopped for a period of thirty (30) days by Tolin for the customer's failure to make payment thereon as provided in Paragraph 1, then Tolin may upon seven (7) days written notice to the customer terminate this agreement and immediately recover from the customer payment for all work to date and for any proven loss sustained upon any materials, equipment, tools, construction equipment and machinery, including reasonable profit and damages.

9. In the event either party must commence a legal action in order to enforce any rights under this contract, the successful party shall be entitled to all court costs and reasonable attorney's fees as determined by the court for prosecuting or defending the claim as the case might be.

10. The Customer shall not leave any of the equipment or systems furnished or installed by Tolin in operation until the customer has approved and accepted same and paid Tolin the price in full.

11. Any written notice required under this contract may be delivered personally to the other party or mailed as certified mail, return receipt requested, to the other party's address as it appears in this agreement or as given to the other party by written notice during the terms of this contract.

12. To the fullest extent permitted by law, Customer shall indemnify and hold harmless Tolin, its agents and employees from and against all claims, damages, losses and expenses, including but not limited to attorney's fees, arising out of or resulting from the performance of work hereunder, provided that such claim, damage, loss or expense is caused in whole or in part by any active or passive act or omission of Customer, anyone directly or indirectly employed by Customer, or anyone for whose acts Customer may be liable, regardless of whether it is caused in part by the negligence of Tolin.

By signing the below line, you are confirming that you have read and understand this paragraph and that you agree to the Terms and Conditions listed above.

Signature: [signature] Date: 3/15/2021